Financial Income (Expenses), Net (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Financial Income (Expenses), Net [Abstract]
Interest income	$ 1,360	$ 1,292	$ 1,277
Interest expenses	(561)	(499)	(416)
Exchange rate differences, net	96	(231)	(130)
Bank charges	(143)	(123)	(114)
Financial income, net	$ 752	$ 439	$ 617